                                                                 Exhibit 10.1


                           INDEMNIFICATION AGREEMENT


                 INDEMNIFICATION AGREEMENT dated as of July 21, 1993, between ZALE CORPORATION, a Delaware corporation (the "Corporation"), and the Person named on Annex A hereto (the "Indemnitee").

                              W I T N E S S E T H:

                 WHEREAS, the Corporation has been a debtor in possession in proceedings under Chapter 11 of the United States Bankruptcy Code since January 1, 1992;

                 WHEREAS, the Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Code") for Zale Corporation and Its Affiliated Debtors dated March 24, 1993, as modified, has been confirmed by order, entered May 20, 1993, of the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (as so confirmed, the "Plan");

                 WHEREAS, the Plan of Reorganization is expected to be consummated on or about July 28, 1993 or as soon thereafter as practicable;

                 WHEREAS, it is essential to the Corporation to attract as directors the most capable persons available;

                 WHEREAS, the Corporation has requested that the Indemnitee become a member of the Board of Directors of the Corporation effective as of 8:00 a.m. on July 21 (the "Commencement Time") and the Indemnitee has agreed so to serve in part upon the basis of the indemnification and other agreements provided for and referred to in this Agreement, including Section 10 hereof;

                 WHEREAS, both the Corporation and the Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of public companies in today's environment and take account especially of the Corporation's recent history as a debtor-in-possession;

                 WHEREAS, the Corporation's Restated Certificate of Incorporation requires the Corporation to indemnify its directors as set forth therein and expressly authorizes the Corporation to enter into agreements with its directors for the purpose of providing for such indemnification, and the Indemnitee has agreed to serve as a director of the Corporation in part in reliance on such provisions;

                 WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability in order to enhance the Indemnitee's commencement and continued service to the Corporation in an effective manner, the difficulty of finding adequate director and officer liability insurance coverage and the Indemnitee's reliance on the aforesaid provisions in the Corporation's Restated Certificate of Incorporation, and, in part to provide the Indemnitee with specific contractual assurance that the protection promised by such provisions will be available to the Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions of the Certificate of Incorporation, future financial difficulties of the Corporation, any change in the composition of the Corporation's board of directors or the occurrence of any acquisition transaction relating to the Corporation); and

                 WHEREAS, the Corporation wishes to provide in this Agreement for the effective indemnification of and the advancing of expenses to the Indemnitee as set forth in this Agreement;

                 NOW, THEREFORE, in consideration of the premises and of the Indemnitee agreeing to serve the Corporation directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

                 1.       Indemnification

                 (a) Agreement to Indemnify. Subject to Section 3 hereof, the Corporation shall indemnify the Indemnitee to the full extent permitted by law against expenses (including attorneys' and other professionals' fees and other out-of-pocket expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature ("Proceeding") in which the Indemnitee was or is or is threatened to be made a party or in which the Indemnitee testifies by reason of (i) the fact that the Indemnitee is or was a director, officer, employee or agent at any time after the Commencement Time of the Corporation or is or was at any time after the Commencement Time serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and (ii) any acts or omissions by the Indemnitee in such capacity that occurred after the Commencement Time, so long





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
as the Indemnitee acted or omitted to act in good faith and in a manner that the Indemnitee (x) reasonably believed to be in or not opposed to the best interests of the Corporation and (y) with respect to any criminal action or proceeding, had reasonable cause to believe was lawful; provided, however, that if a court of competent jurisdiction, after exhaustion of all appeals therefrom, adjudges the Indemnitee to be liable to the Corporation for any amount or if the Indemnitee pays an amount in settlement to the Corporation, the Corporation may indemnify the Indemnitee for such amount only with the approval of such court.

                 (b) Exclusions. The Corporation shall not be liable under this Agreement to make any payment to the Indemnitee:

                    (i) for which payment has previously been actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

                    (ii) for which payment has previously been actually made to the Indemnitee by the Corporation other than pursuant to this Agreement, except in respect of any excess beyond the amount of such payment; and

                   (iii) for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law;

                 (c) Standards of Indemnification. In connection with any determination as to whether the Indemnitee is entitled to be indemnified or advanced expenses hereunder, to the maximum extent permitted by law, the burden of proof shall be on the Corporation to establish that Indemnitee is not so entitled. In connection with any action by the Indemnitee to enforce this Agreement, to the maximum extent permitted by law, neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of any action by the Indemnitee under Section 5 hereof that indemnification of the claimant is proper under the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of





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
Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or with respect to any criminal Proceeding, had reasonable cause to believe that the conduct of the Indemnitee was unlawful.

                 2. Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, after the Indemnitee has been successful on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without admission of liability, in defense of any Proceeding or in defense of any claim, issue or matter therein, the Corporation, in accordance with Section 145(c) of the General Corporation Law of the State of Delaware, shall indemnify the Indemnitee against all expenses (including attorneys' and other professionals' fees and other out-of-pocket expenses) actually and reasonably incurred by the Indemnitee in connection therewith.

                 3. Determination of Right of Indemnification. Any indemnification under Section 1 (unless otherwise ordered by a court) shall be made by the Corporation only following receipt of a written demand by the Indemnitee and only (x) if, in the specific case there has been no determination that indemnification of the Indemnitee is not proper in the circumstances because the Indemnitee has not met the applicable standard of conduct set forth in Section 1 or (y) if (but only if) required by Delaware law, upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 1. Any such determination shall be made within thirty (30) days from the date the written request of the Indemnitee is received by the Corporation either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not or were not parties to such Proceeding, (ii) if such a quorum is not obtainable or, even if obtainable if a quorum of disinterested directors so directs, or, if a change in control (as defined below) has occurred subsequent to the Effective Date of the Plan of Reorganization, by the written opinion of independent legal





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
counsel selected by the Board of Directors of the Corporation (or if a change of control has so occurred, selected by the Indemnitee with the consent of the Corporation, which consent shall not be unreasonably withheld) or (iii) by the stockholders of the Corporation.

                 A "change in control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a Trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock in the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under such Act), directly or indirectly of securities of the Corporation representing 51% or more of the total voting power represented by the Corporation's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Corporation and any new director whose election by the board of directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation and dissolution of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; provided, however, that any transaction that would otherwise be a change in control under clause (iii) hereof which is approved and recommended in advance by the Corporation's board of directors shall not be deemed a change in control. For purpose of the definition of change in control, the term "Voting Securities" shall mean any securities of the Corporation which vote generally in the election of directors.





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
                 The term "independent legal counsel" as used herein, means a law firm, an attorney or a member of a law firm that is experienced in matters of corporate law and neither at the time of engagement is, nor at any time during the five (5) years preceding the date of the engagement by the Indemnitee has been, retained to represent (i) either the Corporation or the Indemnitee in any matter material to either party or (ii) any other party to a Proceeding giving rise to a claim for indemnification hereunder. The term "independent legal counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under the provisions of the Corporation's Certificate of Incorporation, Bylaws or any agreement upon which the Indemnitee relies to establish the Indemnitee's right to indemnification or advancement of expenses.

                 The Corporation agrees to pay the reasonable fees of the independent legal counsel and to indemnify fully such independent legal counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of such independent legal counsel pursuant hereto.

                 4. Advances of Expenses. Expenses (including attorneys' fees) incurred by the Indemnitee in defending any Proceeding shall be paid by the Corporation upon written request of the Indemnitee in advance of the final disposition of such Proceeding if the Corporation has received an undertaking by or on behalf of the Indemnitee, in substantially the form attached hereto as Annex B. The obligation of the Corporation to advance expenses pursuant to this Section 4 shall be subject to the condition that if, when and to the extent a determination is made as provided under Section 3 hereof that the Indemnitee would not be permitted to be indemnified as provided therein, then the Corporation shall be entitled to be reimbursed by the Indemnitee as provided in Annex B for all amounts theretofore paid in advance; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made pursuant to this Agreement that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Corporation for any advances hereunder until a final judicial determination is





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
made with respect thereto (as to which all appeals therefrom have been exhausted).

                 In any event, the obligation of the Indemnitee to reimburse the Corporation for advances shall be unsecured and no interest will be charged thereon.

                 5.       Procedure for Making Demand.

                 (a) Payments for any indemnification to which the Indemnitee is entitled pursuant to Section 1 hereof shall be made by the Corporation no later than thirty (30) days after the receipt of a written demand made by the Indemnitee as provided in Section 3 hereof.

                 (b) Payments of expenses to which the Indemnitee is entitled pursuant to Section 2 hereof shall be made by the Corporation no later than ten (10) days after receipt by the Corporation of the written demand for payment from the Indemnitee.

                 (c)      Advancement of expenses to the extent provided by
Section 4 hereof shall be made by the Corporation no later than thirty (30) days after receipt by the Corporation of the written undertaking referred to in
Section 4 hereof.

                 (d) The right to indemnification or advances hereunder shall be enforceable by each Indemnitee in any court of competent jurisdiction if the Board of Directors, independent legal counsel or stockholders improperly denies the claim, in whole or in part or if indemnification or advancement of expenses is not made within the time specified herein. In any such event, or if there has been no determination under Section 3, the Indemnitee shall have the right to commence litigation in any such court in the States of Delaware or New York or the state(s) of director's residence or employment, having subject matter jurisdiction thereof, and in which venue is proper, seeking an initial determination by the court or challenging any such determination under this Agreement or any aspect thereof, and the Corporation hereby consents to service of process and to appear in any such proceeding. Any determination as to the right to indemnification, including expense reimbursement, hereunder shall otherwise be conclusive and binding on the Corporation and the Indemnitee.

                 (e) The Corporation shall indemnify the Indemnitee against any and all expenses (including attorneys' and other professionals' fees and other





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out-of-pocket expenses) and, if requested by the Indemnitee, shall, within ten
(10) days of such request, advance such expenses to Director which are incurred by the Indemnitee in connection with any claim asserted against or action brought by the Indemnitee for (i) indemnification hereunder or advance payment of expenses by the Corporation under this Agreement (or the Corporation's Certificate of Incorporation or By-Laws now or hereafter in effect) and/or (ii) recovery under any director and officer liability insurance policies maintained by the Corporation, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                 6. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

                 7. Effect of Changes in Law or Corporate Documents. No change in the Corporation's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this Agreement. If any change in applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change, except to the extent otherwise required by law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

                 8. Definition of "Corporation." For purposes of this Agreement, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is





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
or was a director of such constituent corporation after the Effective Date or is or was serving at the request of such constituent corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise after the Effective Date, shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                 9. Partial Indemnity. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines and amounts paid in settlement but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

                 10. Security for Obligations of the Corporation; Trust Fund. The Corporation and the Indemnitee agree that in light of the recent history of the Corporation and its emergence from reorganization proceedings under the Code, as well as the terms of the insurance policies obtained by the Corporation with respect to director and officer liability coverage, it is appropriate that the obligations of the Corporation pursuant to this Agreement be secured in a manner satisfactory to the Indemnitee. Consequently, as promptly as practicable, but not later than October 1, 1993, Zale Delaware, Inc. and the Corporation will establish a Trust Fund ("Fund") pursuant to a Trust Agreement in form and substance satisfactory to the Indemnitee, which shall provide for the deposit by Zale Delaware, Inc. and the Corporation as the Fund, for the benefit of the Indemnitee and any other directors from time to time of Zale Delaware, Inc. and the Corporation (collectively, the "Beneficiaries"), of at least $500,000 plus if such amount is less than $1,000,000 an additional pro rata amount for each of the next ten months thereafter until the Fund aggregates $1,000,000 (the "Minimum Balance") in the aggregate for Zale Delaware, Inc. and the Corporation, in cash or cash equivalents or, at the Corporation's option with the consent of a majority of the Beneficiaries, a standby letter of credit from The First National Bank of Boston or other institution acceptable to a majority of the Beneficiaries; provided that the form of any such standby letter must be satisfactory to each Indemnitee. Initially, the terms of the Trust Agreement shall provide, among other things, that (i) the Trust Fund shall be used, when





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
requested by any Beneficiary, to satisfy the obligations of the Corporation pursuant to this Agreement and other like agreements of Zale Delaware, Inc. and the Corporation with Beneficiaries with respect to any and all payments provided for hereunder or thereunder; (ii) the Fund shall not be revoked or the principal thereof invaded for any other purpose without the written consent of the Indemnitee; (iii) the Fund shall continue to be funded by Zale Delaware, Inc. and the Corporation, jointly and severally, as necessary to maintain the Minimum Balance, once established; and (iv) the Trustee under the Trust Agreement shall be chosen by a majority of the Beneficiaries. Nothing in the Trust Agreement shall relieve the Corporation of any of its obligations under this Agreement, and this Agreement shall be amended as necessary to be consistent with the terms of the Trust Agreement as ultimately executed.

                 11. Successors. The indemnification and advancement of expenses and other rights granted and obligations undertaken pursuant to this Agreement shall continue after the Indemnitee has ceased to be a director, officer, employee or agent as referred to in clause (i) of Section 1(a) hereof and shall be binding upon the successors and assigns of the Corporation and shall inure to the benefit of the heirs, executors, administrators and legal representatives of the Indemnitee and the Corporation.

                 12. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which the Indemnitee may have or may hereafter acquire under any statute, the Certificate of Incorporation or Bylaws of the Corporation, any agreement by the vote of stockholders or disinterested directors of the Corporation or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding such office. The rights granted in this Agreement supersede any similar right granted under any previous Agreement between the Corporation and the Indemnitee with respect to the subject matter hereof.

                 13. The Indemnitee's Obligations. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement and keep the Corporation generally informed of and consult with the Corporation with respect to, the status and defense of any such Proceeding.

                 14. Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be





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invalid or unenforceable by a court of competent jurisdiction, such prohibition shall not affect the validity of the remaining provisions of this Agreement.

                 15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.

                 16. Headings. The descriptive headings of the Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

                 17. Notices. Any request, notice, direction, authorization, consent, waiver, demand or other communication permitted or authorized by this Agreement to be made upon, given or furnished to or filed with the Corporation or the Indemnitee by the other party hereto shall be sufficient for every purpose hereunder if in writing (including telecopy communication) and telecopied or delivered by hand (including by courier service) as follows:

                 If to the Corporation, to it at:

                 Zale Corporation
                 901 West Walnut Hill Lane
                 Irving, Texas  75038-1003
                 Attention:  Chief Executive Officer
                 Telecopy No.:  (214) 580-5238

                 with copies to:

                 Zale Corporation
                 901 West Walnut Hill Lane
                 Irving, Texas  75038-1003
                 Attention:  General Counsel
                 Telecopy No.:  (214) 580-4934

                 and

                 Weil, Gotshal & Manges
                 100 Crescent Court, Suite 1300
                 Dallas, Texas  75201-6950
                 Attention:  Lawrence D. Stuart, Esq.
                 Telecopy No.:  (214) 746-7777

                                     or

                 If to the Indemnitee, to the Indemnitee at the address specified on Annex A hereto,





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
or, in either case, such other address as shall have been set forth in a notice delivered in accordance with this Section. All such communications shall, when so telecopied or delivered by hand, be effective when telecopied with confirmation of receipt or received by the addressee, respectively. Any party that telecopies any communication hereunder to the other party shall, on the same date as such telecopy is transmitted, also send, by first class mail, postage prepaid and addressed to such party as specified above, an original copy of the communication so transmitted.

                 18. Choice of Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, without giving effect to the principles of conflicts of laws.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                              ZALE CORPORATION


                              By:
                                 ---------------------------------------------
                                   Name:          Dolph B.H. Simon
                                   Title:         Vice President and Secretary


                              THE INDEMNITEE



                              ------------------------------------------------
                              Name as specified on Annex A hereto

                                  SIGNATURES



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                        ZALE CORPORATION



                                        By:        DOLPH B.H. SIMON
                                           --------------------------------
                                           Name:   Dolph B.H. Simon
                                           Title:  Vice President and
                                                   Secretary



            INDEMNITEE                               ADDRESS
            ----------                               -------

   /s/    MARK DICKSTEIN                      Dickstein & Co., L.P.
--------------------------------              9 West 57th Street, Suite 4630
          Mark Dickstein                      New York, New York 10019

   /s/  DEAN G. GROUSSMAN                     Zale Corporation
--------------------------------              901 West Walnut Hill Lane
        Dean G. Groussman                     Irving, Texas 75038-1003

   /s/  FRANK E. GRZELECKI                    Handy & Harman
--------------------------------              555 Theodore Fremd Avenue
        Frank E. Grzelecki                    Rye, New York 10580

   /s/  RICHARD C. MARCUS                     3811 Turtle Creek Centre,
--------------------------------                Suite 300
        Richard C. Marcus                     Dallas, Texas 75219

   /s/   ANDREW H. TISCH                      Lorillard, Inc.
--------------------------------              One Park Avenue, 18th Floor
         Andrew H. Tisch                      New York, New York 10016

   /s/   PETER P. COPSES                      Appollo Advisors, LP
--------------------------------              1999 Avenue of the Stars
         Peter P. Copses                        Suite 1900
                                              Los Angeles, California 90067

   /s/   J. GLEN ADAMS                        2711 LBJ Freeway
--------------------------------              Suite 900
         J. Glen Adams                        Dallas, Texas 75234

                                                                         Annex B





                             UNDERTAKING AGREEMENT


                 AGREEMENT dated ________________, 19__, between Zale Corporation, a Delaware corporation (the "Corporation"), and the Person named on Annex A hereto, a member of the Board of Directors of the Corporation (the "Indemnitee").

                 WHEREAS, the Indemnitee has become involved in investigations, claims, actions, suits or proceedings (collectively, "Proceedings") which have arisen as a result of the Indemnitee's service to the Corporation;

                 WHEREAS, the Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in defending or investigating any such Proceedings and that such payment be made in advance of the final disposition of such Proceedings to the extent that the Indemnitee has not been previously reimbursed by insurance;

                 WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 145 of the General Corporation Law of the State of Delaware, the Corporation may make such payments only if it receives an undertaking to repay from the Indemnitee; and

                 WHEREAS, the Indemnitee is willing to give such an undertaking.

                 NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the Corporation and the Indemnitee agree as follows:

                 1. In regard to any advance payments made by the Corporation to the Indemnitee pursuant to the terms of the Indemnification Agreement dated as of July 21, 1993, between the Corporation and the Indemnitee (the "Indemnification Agreement") or pursuant to Article Seventh of the Certificate of Incorporation of the Corporation, the Indemnitee hereby undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including exhaustion of all appeals therefrom of any litigation or threatened litigation on account of which payments were made if it is determined that the Indemnitee is not entitled to indemnification pursuant to the Indemnification Agreement, the Certificate of Incorporation or the General Corporation Law of the State of Delaware.

                 2. This Agreement shall not affect in any manner the rights which the Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.



                                ZALE CORPORATION



                                By:
                                   -------------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                THE INDEMNITEE




                                ----------------------------------------------
                                Name as specified on Annex A hereto

                      Addendum to Indemnification Agreement

The following documents are substantially identical to the Indemnification Agreement shown here, except for the names and dates and therefore are not filed as separate documents in accordance with Exchange Act Rule 12b-31.

INDEMNIFICATION AGREEMENT dated as of July 21, 1993, between ZALE DELAWARE, INC., a Delaware Corporation (the "Corporation"), and the Person named on Annex A (the "Indemnitee"). The date and the names are the same as the agreement between Zale Corporation.

INDEMNIFICATION AGREEMENT dated as of the date specified on Annex A between ZALE CORPORATION, a Delaware Corporation (the "Corporation"), and the Person named on Annex A (the "Indemnitee"). The date of the agreement is September 9, 1993, and the name of the indemnitee is Peter P. Copses.

INDEMNIFICATION AGREEMENT dated as of the date specified on Annex A between ZALE DELAWARE, INC., a Delaware Corporation (the "Corporation"), and the Person named on Annex A (the "Indemnitee"). The date of the agreement is September 9, 1993, and the name of the indemnitee is Peter P. Copses.